                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2004

                               CepTor Corporation
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             (Exact name of registrant as specified in its charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

          000-50502                                            06-1686744
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    (Commission File Number)                (IRS Employer Identification Number)

          200 International Circle, Suite 5100, Hunt Valley, MD 021030
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                    (Address of Principal Executive Offices)

                                 (410) 527-9998
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              (Registrant's Telephone Number, Including Area Code)

                        Medallion Crest Management, Inc.
                    3675 North Country Club Drive, Suite 1907
                            Adventura, Florida 33180
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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
/_/ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14-12)
/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
/_/  Pre-commencement  communications  pursuant  to  Rule  13-e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)         Financial Statements of Businesses Acquired

            On December 9, 2004, Registrant closed on the transactions described in Item 1.01,  Item 2.01 and Item 3.02 of Current Report on Form 8-K
            filed  December  14,  2004.  The  Financial   Statements  of  CepTor
            Corporation,  a Delaware corporation and wholly-owned  subsidiary of the Company, are filed as an amendment to the Registrant's Form 8-K, filed on December 14, 2004,  pursuant to Item  9.01(a)(4)  (included herein as Exhibit 99.1).

(c)         Exhibits

Exhibit No.    Exhibits
-----------    --------
1.1            Placement Agent Agreement with Brookshire Securities  Corporation dated October 22, 2004**
2.1            Agreement of Merger and Plan of  Reorganization  among  Medallion
               Crest  Management,  Inc.,  CepTor  Acquisition  Corp.  and CepTor
               Corporation.**
3.1            Articles of Amendment to Articles of  Incorporation of Registrant
               dated December 8, 2004.**
3.2            Articles of Incorporation*
3.3            By laws*
4.1            Spinoff  Agreement  dated March 31,  2004 by and  between  CepTor
               Corporation and Xechem International, Inc.**
4.2            First  Amendment  to  Spinoff  Agreement  by and  between  CepTor
               Corporation and Xechem International, Inc.**
4.3            Second  Amendment  to Spinoff  Agreement  by and  between  CepTor
               Corporation and Xechem International, Inc.**
4.4            CepTor Founders' Stock Plan.**
4.5            CepTor 2004 Incentive Stock Plan.**
99.1           Audited  Financial  Statements  for the years ended  December 31,
               2003 and 2002 and for the period  from  August 11,  1986 (date of inception) to December 31, 2003, and unaudited  interim financial statements as of and for the three-month  and nine-month  periods ended  September  30,  2004 for  CepTor  Corporation,  a Delaware
               corporation, and a wholly owned subsidiary of the Registrant.

*    Incorporated herein by reference to Exhibit 3.1 and 3.2,  respectively,  of
     Registrant's  Registration  Statement  on form SB-2 filed June 3, 2004 (SEC
     File No. 333-105793).

**   Previously filed as an exhibit to the  registrant's  Current Report on Form
     8-K filed with the Securities and Exchange Commission on December 14, 2004.

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                                    SIGNATURE

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CEPTOR CORPORATION

Dated: December 15, 2004               By: /s/ William H. Pursley
                                           ---------------------------------
                                           Name:   William H. Pursley
                                           Title:  Chairman and Chief
                                                   Executive Officer

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